UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

JOHN MARSHALL BANCORP, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SEE REVERSE FOR FULL AGENDA PLEASE VOTE NOW! DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data) For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to: https://web.viewproxy.com/JMSB/2025 To vote your proxy while visiting this site, you will need the 11-digit control number in the box on this page. This is not a Proxy Card. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in these proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered on paper. Proxy materials can instead be distributed by making them available on the Internet. If you want to receive a paper or email copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 9, 2025. Meeting Materials: Notice of Meeting; Proxy Statement; 2024 Annual Report on Form 10-K. Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on June 17, 2025 for Shareholders of Record as of April 21, 2025. TO ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS: Internet: https://web.viewproxy.com/JMSB/2025 Phone: 1-877-777-2857 Email: requests@viewproxy.com *To request material via email, please send a blank email with the 11-digit control number located below in the subject line. No other requests, instructions, or other inquiries should be included in this email material request. Scan QR Code for Digital Voting CONTROL NUMBER JOHN MARSHALL BANCORP, INC. 2025 Annual Meeting of Shareholders Tuesday, June 17, 2025, 10:00 a.m. Eastern Time Greater Reston Chamber of Commerce, Chamber Conference Room 1886 Metro Center Drive, Suite 150, Reston, Virginia 20190

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “For All Nominees" on Proposal 1; "For" Proposals 2 and 3. Proposal 1. To elect eight directors to serve until the 2026 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. 1.01 Philip W. Allin 1.02 Christopher W. Bergstrom 1.03 Philip R. Chase 1.04 Michael T. Foster 1.05 Michael A. Garcia 1.06 Subhash K. Garg 1.07 Jonathan C. Kinney 1.08 O. Leland Mahan Proposal 2. To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Proposal 3. To approve the John Marshall Bancorp, Inc. 2025 Stock Incentive Plan. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. 2025 Annual Meeting of Shareholders